Exhibit 10.20

EIGHTH AMENDMENT TO THE

AMGEN INC.

CHANGE OF CONTROL SEVERANCE PLAN

The Amgen Inc. Change of Control Severance Plan (the “Plan”) is hereby amended, effective January 1, 2007, as follows:

1.	Section 1(M) of the Plan shall be amended and restated in its entirety as follows:

(M) “Group I Participants” shall mean those senior executive-level staff members of the Company, Amgen USA Inc., and Amgen Worldwide Services, Inc., Immunex Corporation, Immunex Manufacturing Corporation, Immunex Rhode Island Corporation, and Amgen SF, LLC, Amgen Fremont Inc., and Amgen Mountain View Inc. whom the Administration Committee has designated as Group I Participants. At or before the occurrence of a Change of Control, the Company shall notify the Group I Participants in writing of their status as Participants in the Plan.

2.	Section 1(N) of the Plan shall be amended and restated in its entirety as follows:

(N) “Group II Participants” shall mean those management-level staff members of the Company, Amgen USA Inc., and Amgen Worldwide Services, Inc., Immunex Corporation, Immunex Manufacturing Corporation, Immunex Rhode Island Corporation, Amgen SF, LLC, Amgen Fremont Inc., and Amgen Mountain View Inc. at Job Level 8 or equivalent and above and who are not Group I Participants, as such group shall be constituted immediately prior to a Change of Control. At or before the occurrence of a Change of Control, the Company shall notify the Group II Participants in writing of their status as Participants in the Plan.

3.	Section 1(O) of the Plan shall be amended and restated in its entirety as follows:

(O) “Group III Participants” shall mean those management-level staff members of the Company, Amgen USA Inc., and Amgen Worldwide Services, Inc., Immunex Corporation, Immunex Manufacturing Corporation, Immunex Rhode Island Corporation, Amgen SF, LLC, Amgen Fremont Inc., and Amgen Mountain View Inc. at Job Level 7 or equivalent, as such group shall be constituted immediately prior to a Change of Control. At or before the occurrence of a Change of Control, the Company shall notify the Group III Participants in writing of their status as Participants in the Plan.

To record this Eighth Amendment to the Plan as set forth herein, the Company has caused its authorized officer to execute this document this 15th day of December 2006.

AMGEN INC.

By:	/s/ BRIAN MCNAMEE
Title:	Senior Vice President, Human Resources